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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 3, 2003
                                                  ---------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

       OHIO                             0-27202                  34-1803229
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


                32000 AURORA ROAD         SOLON, OHIO          44139
                -----------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code            440/519-0500
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.  DESCRIPTION OF EXHIBITS                                   PAGE NO.
-----------  -----------------------                                   --------

99.1         Disclosure Statement With Respect To Third Amended
             Plan of Reorganization Dated October 3, 2003


ITEM 9.     REGULATION FD DISCLOSURE
On October 3, 2003, Advanced Lighting Technologies, Inc., and certain of its United States subsidiaries (APL Engineered Materials, Inc., Venture Lighting International, Inc., Ballastronix (Delaware), Inc., Microsun Technologies, Inc., Lighting Resources International, Inc. and ADLT Services, Inc.) (the "Debtors"), filed an amended joint plan of reorganization and related disclosure statement with the US Bankruptcy Court for the Northern District of Illinois, Eastern Division. The Disclosure Statement, which includes a copy of the amended plan as well as certain information about the Debtors, is expected to be mailed to the Debtors' creditors and holders of equity interests in the Debtors on or about October 9, 2003. A copy of the Disclosure Statement is furnished as Exhibit 99.1.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 3, 2003, the Debtors filed an amended joint plan of reorganization and related disclosure statement with the US Bankruptcy Court for the Northern District of Illinois, Eastern Division. The Disclosure Statement includes certain information about the Debtors, including information with respect to the results of operations and financial condition of Advanced Lighting Technologies, Inc. A copy of the Disclosure Statement is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADVANCED LIGHTING TECHNOLOGIES, INC.


Date: October 8, 2003                       By:  /s/ Wayne R. Hellman
                                            -------------------------
                                            Wayne R. Hellman
                                            Chief Executive Officer







                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBITS                                PAGE NO.
-----------     -----------------------                                --------

99.1 Disclosure Statement With Respect To Third Amended Plan of Reorganization Dated October 3, 2003.